UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2022

DUKE REALTY CORPORATION

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

8711 River Crossing Blvd. Indianapolis, IN 46240

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DRE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                       ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on October 3, 2022 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of June 11, 2022 (as amended or supplemented from time to time, the “Merger Agreement”), by and among Prologis, Inc., a Maryland corporation (“Prologis”), Prologis, L.P., a Delaware limited partnership (“Prologis OP”), Compton Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Prologis (“Prologis Merger Sub”), Compton Merger Sub OP LLC, a Delaware limited liability company and a wholly owned subsidiary of Prologis OP (“Prologis OP Merger Sub” and, together with Prologis, Prologis OP and Prologis Merger Sub, the “Prologis Parties”), Duke Realty Corporation, an Indiana corporation (“DRE”), and Duke Realty Limited Partnership, an Indiana limited partnership (“DRE OP” and, together with DRE, the “DRE Parties”).

Pursuant to the Merger Agreement, on October 3, 2022: (a) DRE merged with and into Prologis Merger Sub (the “DRE Merger”), with Prologis Merger Sub surviving the merger and remaining a wholly owned subsidiary of Prologis (the “Surviving Entity”), (b) thereafter, Prologis and the Surviving Entity caused all of the outstanding equity interests of the Surviving Entity to be contributed to Prologis OP in exchange for the issuance by Prologis OP of partnership interests in Prologis OP to Prologis and/or its subsidiaries as directed by Prologis, and (c) thereafter, Prologis OP Merger Sub merged with and into DRE OP, with DRE OP surviving the merger and becoming a wholly owned subsidiary of Prologis OP (the “Partnership Merger”).

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, on October 3, 2022, at the effective time of the DRE Merger (the “DRE Merger Effective Time”), each share of common stock, par value $0.01 per share, of DRE (“DRE Common Stock”) issued and outstanding as of immediately prior to the DRE Merger Effective Time (other than shares of DRE Common Stock owned by any of the DRE Parties or any of their respective wholly owned subsidiaries and shares of DRE Common Stock owned by any of the Prologis Parties or any of their respective wholly owned subsidiaries) was automatically converted into the right to receive 0.475 (the “Exchange Ratio”) of a validly issued, fully paid and non-assessable share of common stock, par value $0.01 per share, of Prologis (“Prologis Common Stock”), together with cash in lieu of fractional shares, without interest, but subject to any withholding required under applicable law, upon the terms and subject to the conditions set forth in the Merger Agreement (the “DRE Merger Consideration”).

Pursuant to the terms of the Merger Agreement, on October 3, 2022, at the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), (a) the general partner interests in DRE OP as of immediately prior to the Partnership Merger Effective Time remained general partnership interests in DRE OP, (b) each common partnership interest of DRE OP (“DRE Common OP Units”) that was issued and outstanding immediately prior to the Partnership Merger Effective Time (other than any DRE Common OP Units as described in clauses (c) and (d) below) were automatically converted into new validly issued common limited partnership interests in Prologis OP in an amount equal to the Exchange Ratio and each holder of DRE Common OP Units was admitted as a limited partner of Prologis OP in accordance with the terms of Prologis OP’s partnership agreement, (c) each DRE Common OP Unit owned by the Surviving Entity as of immediately prior to the Partnership Merger Effective Time remained outstanding at and following the Partnership Merger Effective Time and (d) each DRE Common OP Unit owned by any wholly owned subsidiary of the Surviving Entity or of DRE OP, in each case, as of immediately prior to the Partnership Merger Effective Time, was canceled and ceased to exist, and no consideration was delivered in exchange therefor.

Pursuant to the terms of the Merger Agreement, at the DRE Merger Effective Time, each DRE equity award and deferred share account vested in full (to the extent it was not previously vested) and was canceled in exchange for a payment of the Exchange Ratio of Prologis Common Stock with respect to each underlying share of DRE Common Stock (or, in the case of awards that were subject to performance-based vesting conditions, an amount of cash calculated in accordance with the formula set forth in the Merger Agreement), less applicable taxes and withholdings. In addition, at the Partnership Merger Effective Time, each LTIP Unit in DRE OP vested in full (to the extent it was not previously vested) and was converted into common units of Prologis OP in accordance with the formula set forth in the Merger Agreement (or, in the case of certain performance-based awards of LTIP Units in DRE OP, an amount of cash calculated in accordance with the formula set forth in the Merger Agreement), less applicable taxes and withholdings.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement and the related Letter Agreement, dated as of September 16, 2022, by and among the Prologis Parties and the DRE Parties, which are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, DRE notified the New York Stock Exchange (the “NYSE”) of the consummation of the DRE Merger and requested that the NYSE file with the Securities and Exchange Commission (“SEC”) a notification of removal from listing on Form 25 in order to delist the DRE Common Stock from the NYSE and deregister the DRE Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Surviving Entity intends to file with the SEC a certification on Form 15 to cause DRE’s reporting obligations under Sections 13 and 15(d) of the Exchange Act to be suspended.

Item 3.03. Material Modification to Rights of Security Holders.

At the DRE Merger Effective Time, all shares of DRE Common Stock issued and outstanding immediately prior to the DRE Merger Effective Time (other than shares of DRE Common Stock owned by any of the DRE Parties or any of their respective wholly owned subsidiaries and shares of DRE Common Stock owned by any of the Prologis Parties or any of their respective wholly owned subsidiaries, which were cancelled and ceased to exist) were converted into the right to receive the DRE Merger Consideration and were cancelled and ceased to exist.

The information provided in the Introductory Note and Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The information provided in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Each of DRE’s directors resigned from his or her respective position as a member of the board of directors of DRE and from any and all committees thereof effective as of the DRE Merger Effective Time. At the DRE Merger Effective Time, all of DRE’s officers ceased to be officers of DRE.

On September 30, 2022, DRE entered into a letter agreement (the “Letter Agreement”) with Mr. Steven W. Schnur, DRE’s Executive Vice President and Chief Operating Officer, which (i) amends the Amended and Restated Severance Agreement between DRE and Mr. Schnur, dated as of January 30, 2019 and amended as of July 18, 2022, to specify the list of competitors covered by the post-employment non-compete covenant included therein and (ii) provides that Mr. Schnur will be available to provide consulting services for a period of six months following his separation from employment with DRE (for which Mr. Schnur will not receive any additional compensation). The Letter Agreement was effective as of and contingent upon the occurrence of the closing of the Mergers.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of June 11, 2022, by and among Prologis, Inc., Prologis, L.P., Compton Merger Sub LLC, Compton Merger Sub OP LLC, Duke Realty Corporation and Duke Realty Limited Partnership (incorporated by reference to Exhibit 2.1 to Duke Realty Corporation’s and Duke Realty Limited Partnership’s Form 8-K filed on June 13, 2022)*

2.2	Letter Agreement, dated as of September 16, 2022, by and among Prologis, Inc., Prologis, L.P., Compton Merger Sub LLC, Compton Merger Sub OP LLC, Duke Realty Corporation and Duke Realty Limited Partnership (incorporated by reference to Exhibit 2.1 to Duke Realty Corporation’s and Duke Realty Limited Partnership’s Form 8-K filed on September 16, 2022)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Prologis agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY LLC (as successor by merger to Duke Realty Corporation) By: Prologis, L.P., its sole member By: Prologis, Inc., its general partner

By:	/s/ Michael T. Blair
Name: Michael T. Blair
Title: Managing Director, Deputy General Counsel

DUKE REALTY LIMITED PARTNERSHIP By: Duke Realty LLC, its general partner By: Prologis, L.P., its sole member By: Prologis, Inc., its general partner

By:	/s/ Michael T. Blair
Name: Michael T. Blair
Title: Managing Director, Deputy General Counsel

Dated: October 3, 2022